EXHIBIT 10.18


                           WAIVER AND AMENDMENT NO. 1
                                       TO
                           THIRD AMENDED AND RESTATED
                      LONG TERM REVOLVING CREDIT AGREEMENT
                                       AND
                      SHORT TERM REVOLVING CREDIT AGREEMENT


         This WAIVER AND AMENDMENT NO. 1, dated as of December 22, 1999 (the "Amendment"), to each of (i) the SHORT TERM REVOLVING CREDIT AGREEMENT, dated as of June 4, 1999 (the "Short Term Credit Agreement"), by and among Ag-Chem Equipment Co., Inc. (the "Borrower"), the institutions from time to time party thereto as lenders (the "Short Term Lenders"), and Bank One, NA (formerly known as The First National Bank of Chicago), as Agent (the "Agent") and (ii) the THIRD AMENDED AND RESTATED LONG TERM REVOLVING CREDIT AGREEMENT, dated as of June 4, 1999 (the "Long Term Credit Agreement", and together with the Short Term Credit Agreement, the "Credit Agreements"), by and among the Borrower, certain subsidiaries of the Borrower (the "Multicurrency Subsidiary Borrowers"), the Short Term Lenders and Bank One Canada, formerly known as First Chicago NBD Bank, Canada, as the lenders thereunder (the "Long Term Lenders"), and the Agent, is entered into by each of the parties to the Credit Agreements. Capitalized terms used herein and not otherwise defined herein shall have the meaning given to them in the Credit Agreements.

                                   WITNESSETH

         WHEREAS, the Borrower, the Short Term Lenders and the Agent are parties to the Short Term Credit Agreement and, together with the Multicurrency Subsidiary Borrowers and Bank One Canada, are parties to the Long Term Credit Agreement;

         WHEREAS, the Borrower and the Multicurrency Subsidiary Borrowers have requested that the Short Term Lenders and the Long Term Lenders (together, the "Lenders") and the Agent provide a limited waiver under each of the Credit Agreements with respect to the financial covenant set forth in Section 5.2(c) of each of the Credit Agreements;

         WHEREAS, each of the Borrower and each of the Multicurrency Subsidiary Borrowers also wishes to amend the Credit Agreements to which it is a party in certain respects;

         WHEREAS, the Lenders and the Agent are willing to provide such limited waivers and amend the Credit Agreements on the terms and conditions set forth herein;

         NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower, the Multicurrency Subsidiary Borrowers, the Agent and the Lenders hereby agree as follows:

         1. Limited Waiver. Effective as of the date hereof, as expressly limited hereby and subject to the satisfaction of the condition precedent set forth in Section 3 below, the Lenders and the Agent hereby agree to waive the requirements, as existed immediately prior to the effectiveness of this Amendment, of Section 5.2(c) of each of the Credit Agreements with respect to the fiscal quarter ended September 30, 1999.

         2. Amendment. Effective as of the date first above written and subject to the satisfaction of the condition precedent set forth in Section 3 below, the Credit Agreement shall be and hereby is amended as follows:

                  (a) The definition of "Applicable Margin" set forth in Section
         1.1 of the Short Term Credit Agreement is hereby amended to delete therefrom the phrase "Eurodollar Rate Margin" and to substitute therefor the phrase "Eurodollar Margin".

                  (b) The definition of "Floating Rate Margin" set forth in Section l.1 of each of the Credit Agreements is hereby amended to delete therefrom the percentage "1.25%" and to substitute therefor the percentage "1.50%".

                  (c) The definition of "National Currency Margin and LIBOR Rate Margin" set forth in Section 1.1 of the Long Term Credit Agreement is hereby amended to delete therefrom the percentage "2.50%" and to substitute therefor the percentage "2.75%".

                  (d) The definition of "Eurodollar Margin" set forth in Section
         1.1 of the Short Term Credit Agreement is hereby amended to delete therefrom the percentage "2.50%" and to substitute therefor the percentage "2.75%".

                  (e) Section 5.2(c) of the Long Term Credit Agreement is hereby amended in its entirety as follows:

                  "Interest Coverage Ratio. Permit or suffer the Interest Coverage Ratio to be less than: (i) 1.35 to 1.00 for period beginning with the fiscal quarter ending December 31, 1999 and ending with the fiscal quarter ending December 31, 2000, (ii)
                  1.50 to 1.00 for the period beginning with the fiscal quarter ending March 31, 2001 and ending with the fiscal quarter ending December 31, 2001, and (iii) 2.25 to 1.00 for the period beginning with the fiscal quarter ending March 31, 2002 and ending on the Termination Date. "

                  (f) Section 5.2(c) of the Short Term Credit Agreement is hereby amended in its entirety as follows:

                  "Interest Coverage Ratio. Permit or suffer to permit the Interest Coverage Ratio to be less than 1.35 to 1.00 for the period beginning with the fiscal quarter ending December 31, 1999 and ending on the Termination Date."

                  (g) Schedule A to the Long Term Credit Agreement is hereby deleted therefrom and Schedule A attached hereto as Exhibit 1 is hereby substituted therefor.

                  (h) Schedule A to the Short Term Credit Agreement is hereby deleted therefrom and Schedule A attached hereto as Exhibit 2 is hereby substituted therefor.

         3. Conditions of Effectiveness. This Amendment shall become effective and be deemed effective as of the date hereof, if, and only if, the Agent shall have received four (4) duly executed originals of this Amendment from the Borrower, the Multicurrency Subsidiary Borrowers and the Required Lenders.

         4. Representations and Warranties of the Borrower and the Multicurrency Subsidiary Borrowers. Each of the Borrower and each Multicurrency Subsidiary Borrower hereby represents and warrants as follows:

                  (a) Each of the Credit Agreements to which each of the Borrower and each Multicurrency Subsidiary Borrower is a party as previously executed constitutes the legal, valid and binding obligation of the Borrower and each Multicurrency Subsidiary Borrower and is enforceable against the Borrower and each Multicurrency Subsidiary Borrower in accordance with its terms.

                  (b) Upon the effectiveness of this Amendment, each of the Borrower and each Multicurrency Subsidiary Borrower hereby (i) represents that no Default or Event of Default exists under the terms of the Credit Agreements to which it is a party, (ii) reaffirms all covenants, representations and warranties made in the Credit Agreements to which it is a party, and (iii) agrees that all such covenants, representations and warranties shall be deemed to have been remade as of the effective date of this Amendment.

         5. Effect on the Credit Agreement.

                  (a) Upon the effectiveness of this Amendment, on and after the date hereof, each reference in each Credit Agreement to "this Agreement," "hereunder," "hereof," "herein" or words of like import shall mean and be a reference to such Credit Agreement, as amended hereby.

                  (b) Except as specifically amended above, the Credit Agreements and all other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect, and are hereby ratified and confirmed.

                  (c) The execution, delivery and effectiveness of this Amendment shall neither, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Lenders or the Agent, nor constitute a waiver of any provision of either Credit Agreement or any other documents, instruments and agreements executed and/or delivered in connection therewith.

         6. Costs and Expenses. The Borrower agrees to pay all reasonable costs, fees and out-of-pocket expenses (including attorneys' fees and expenses charged to the Agent) incurred by the Agent and the Lenders in connection with the preparation, arrangement, execution and enforcement of this Amendment.

         7. GOVERNING, LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (INCLUDING, WITHOUT LIMITATION, SECTION 735 ILCS 105/5-1 ET SEQ. BUT OTHERWISE WITHOUT REGARD TO THE CONFLICTS OF LAWS PROVISIONS) OF THE STATE OF ILLINOIS.

         8. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

         9. Counterparts. This Amendment may be executed by one or more of the parties to the Amendment on any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

         10. No Strict Construction. The parties hereto have participated jointly in the negotiation and drafting of this Amendment. In the event an ambiguity or question of intent or interpretation arises, this Amendment shall be construed as if drafted jointly by the parties hereto and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provisions of this Amendment.





               The remainder of this page is intentionally blank.

         IN WITNESS WHEREOF, this Waiver and Amendment No. 1 executed as of the day and year first above written.

AG-CHEM EQUIPMENT CO., INC., as the     AG-CHEM EUROPE, B.V., as a Multicurrency
Borrower                                Subsidiary Borrower.

By: /s/ JOHN C. RETHERFORD              By: /s/ JOHN C. RETHERFORD
    -------------------------------         -------------------------------
Name:   John C. Retherford              Name:  John C. Retherford
Title:  Senior Vice President           Title: Senior Vice President

AG-CHEM EQUIPMENT CANADA, LTD., as      BANK ONE, NA, (formerly known as The
a Multicurrency Subsidiary Borrower     First National Bank of Chicago), as a
                                        Lender and as Agent under the Credit
By: /s/ JOHN C. RETHERFORD              Agreements
    -------------------------------
Name:   John C. Retherford              By: /s/ JENNY A. GILPIN
Title:  Senior Vice President              -------------------------------
                                        Name:  Jenny A. Gilpin
COOPERATIEVE CENTRALE RAIFFEISEN-       Title: First Vice President
BOERENLEENBANK B. A., "RABOBANK
INTERNATIONAL", NEW YORK BRANCH,        HARRIS TRUST AND SAVINGS BANK, as a
as a Lender under the Credit            Lender under the Credit Agreements
Agreements
                                        By: /s/ ANDREW PETERSON
By: /s/ THOMAS A. LEVASSURE                -------------------------------
    -------------------------------     Name:   Andrew Peterson
Name:   Thomas A. Levassure             Title:  Managing Director
Title:  Vice President

By: /s/ EDWARD PEYSER
    -------------------------------
Name:   Edward Peyser
Title:  Vice President

BANK ONE CANADA, formerly known as
First Chicago NBD Bank, Canada, as a
Lender under the Long Term Credit
Agreement

By: /s/ JEREMIAH A. HYNES III
    -------------------------------
Name:   Jeremiah A. Hynes III
Title:  First Vice President

By: /s/ MICHAEL N. TAM
    -------------------------------
Name:   Michael N. Tam
Title:  Vice President

                                     Signature Page to Waiver and Amendment No 1

                                    EXHIBIT 1
                                       TO
                           WAIVER AND AMENDMENT NO. 1

                                   SCHEDULE A
                                     to the
                           Loan Term Credit Agreement

                            Pricing and Fee Schedule

--------------------------------------------------------------------------------------------
Funded Debt to             National Currency   Floating Rate Margin   Applicable Fee Rate
EBITDA                      Margin and LIBOR
                              Rate Margin
--------------------------------------------------------------------------------------------
Greater than 4.5                 2.75%                 1.50%                  0.50%
--------------------------------------------------------------------------------------------
Greater than 4.0 but             2.50%                 1.25%                  0.50%
less than or equal to
4.5
--------------------------------------------------------------------------------------------
Greater than 3.5 but             2.25%                 1.00%                  0.50%
less than or equal to
4.0
--------------------------------------------------------------------------------------------
Greater than 3.0 but             2.05%                 0.80%                  0.45%
less than or equal to
3.5
--------------------------------------------------------------------------------------------
Greater than 2.5 but            1.625%                0.375%                 0.375%
less than or equal to
3.0
--------------------------------------------------------------------------------------------
Less or equal to 2.5             1.20%                  0%                    0.25%
--------------------------------------------------------------------------------------------

                                    EXHIBIT 2
                                       TO
                           WAIVER AND AMENDMENT NO. 1

                                   SCHEDULE A
                                     to the
                           Short Term Credit Agreement

                            Pricing and Fee Schedule

-------------------------------------------------------------------------------------------
Funded Debt to             Eurodollar Margin   Floating Rate Margin   Applicable Fee Rate
EBITDA
-------------------------------------------------------------------------------------------
Greater than 4.5                 2.75%                1.50%                  0.45%
-------------------------------------------------------------------------------------------
Greater than 4.0 but             2.50%                1.25%                  0.45%
less than or equal to
4.5
-------------------------------------------------------------------------------------------
Greater than 3.5 but             2.25%                1.00%                  0.45%
less than or equal to
4.0
-------------------------------------------------------------------------------------------
Greater than 3.0 but             2.05%                0.80%                  0.40%
less than or equal to
3.5
-------------------------------------------------------------------------------------------
Greater than 2.5 but            1.625%               0.375%                 0.325%
less than or equal to
3.0
-------------------------------------------------------------------------------------------
Less or equal to 2.5             1.20%                 0%                    0.20%
-------------------------------------------------------------------------------------------